Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of September 14, 2011, by and among (1) AMITY OIL INTERNATIONAL PTY LIMITED, a company organized and existing under the laws of Australia (“Amity”); (2) DMLP, LTD., a Bahamas international business company (“DMLP”); (3) PETROGAS PETROL GAZ VE PETROKIMYA ÜRÜNLERI İNŞAAT SANAYI VE TICARET AŞ., a Turkish joint stock company (“Petrogas”); (4) TALON EXPLORATION, LTD., a Bahamas international business company (“Talon”); (5) TRANSATLANTIC EXPLORATION MEDITERRANEAN INTERNATIONAL PTY. LTD., an Australian proprietary company (“TEMI”); (6) TRANSATLANTIC TURKEY, LTD., a Bahamas international business company (“TT”, and, together with Amity, DMLP, Petrogas, Talon and TEMI, the “Borrowers”); (7) TRANSATLANTIC PETROLEUM LTD., a Bermuda exempted company with limited liability (the “Parent”); (8) TRANSATLANTIC PETROLEUM (USA) CORP., a Colorado corporation (“TP USA”); (9) TRANSATLANTIC WORLDWIDE, LTD., a Bahamas corporation (“TW”, and, together with the Parent and TP USA, the “Initial Guarantors”); (10) each of the lenders party hereto from time to time (the “Lenders”); and (11) STANDARD BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Initial Guarantors, the Borrowers, the Lenders, the Agents and the LC Issuer are parties to that certain Amended and Restated Credit Agreement, dated as of May 18, 2011 (as amended, pursuant to Amendment No. 1 to Credit Agreement, dated as of August 4, 2011, the “Credit Agreement”).

WHEREAS, the Borrowers desire that certain provisions of the Credit Agreement be amended and compliance with certain provisions of the Credit Agreement be waived, and the Administrative Agent and the Lenders party hereto are willing to agree to such amendments and waivers on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS AND INTERPRETATION

1.1 Definitions. Unless the context otherwise requires, capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

1.2 Interpretation. This Amendment shall be construed and interpreted in accordance with the rules of construction set forth in Section 1 of the Credit Agreement.

SECTION 2. AMENDMENT.

Subject to the conditions precedent set forth in Section 5, the Credit Agreement shall be amended as follows:

2.1 EMRA Approvals. Section 7.17(d) of the Credit Agreement shall be amended by deleting the words “No later than August 31, 2011”, and replacing them with the words “No later than September 30, 2011”.

2.2 Turkish Commercial Enterprise Pledge. Section 7.17(e) of the Credit Agreement shall be amended by deleting the words “No later than August 31, 2011”, and replacing them with the words “No later than September 30, 2011”.

SECTION 3. WAIVER

Subject to the conditions precedent set forth in Section 5, the Lenders party hereto (being Lenders constituting the Majority Lenders) agree to grant, and the Administrative Agent acknowledges the grant of, the following waivers, it being understood that such waivers shall not be deemed to be, nor construed as, a waiver of any other Default or Event of Default that may now be in existence or that may hereafter occur:

3.1 EMRA Approvals. The Lenders party hereto agree to waive the requirement previously contained in Section 7.17(d) of the Credit Agreement that Amity and Petrogas ensure that EMRA consents to the assignment of their receivables under the relevant Turkish Security Documents no later than August 31, 2011, and any Default or Event of Default that may have arisen directly from such failure to do so.

3.2 Turkish Commercial Enterprise Pledge. The Lenders party hereto agree to waive the requirement previously contained in Section 7.17(e) of the Credit Agreement that Amity and Petrogas execute the commercial enterprise pledge agreement no later than August 31, 2011, and any Default or Event of Default that may have arisen directly from such failure to do so.

SECTION 4. AFFIRMATION

The Initial Guarantors hereby consent and agree to and acknowledge and affirm the terms of this Amendment. The Initial Guarantors hereby further agree that their respective guarantee obligations under Article 10 of the Credit Agreement shall remain in full force and effect and be unaffected hereby.

SECTION 5. CONDITIONS PRECEDENT

The amendments referred to in Section 2 and the waivers referred to in Section 3 shall become effective if this Amendment shall have been executed by the Initial Guarantors, the Borrowers, the Lenders and the Administrative Agent and counterparts hereof as so executed shall have been delivered to the Administrative Agent.

SECTION 6. MISCELLANEOUS

6.1 Representations and Warranties. Each Obligor, by signing below, hereby represents and warrants to the Agents, the LC Issuer, and the Lenders as follows:

(a) it is duly organized, validly existing and in good standing (if such concept exists under the laws of its jurisdiction of organization) under the laws of its jurisdiction of organization;

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(b) the execution, delivery, and performance of this Amendment and the consummation of the transactions contemplated hereby (i) are within its corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not contravene its constitutional documents or any applicable law or any of its contractual obligations, and (iv) will not result in the creation or imposition of any Lien prohibited by the Credit Agreement;

(c) no consent, order, authorization, or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for its due execution and delivery of this Amendment, the performance of its obligations hereunder or the consummation of the transactions contemplated hereby;

(d) it has duly executed and delivered this Amendment, and upon satisfaction of the conditions set forth in Section 5 above, this Amendment constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors’ rights generally and by general principles of equity;

(e) both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Amendment; and

(f) to the extent not already made above, each of the other representations and warranties set forth in Article 6 of the Credit Agreement is true and correct in all material respects as of the date hereof (unless stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date).

6.2 Waiver of Claims. Each Obligor hereby waives and releases each of the Lenders, the LC Issuer and the Agents and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which it is aware that currently exist and can now be asserted to reduce or eliminate all or any part of the obligations of such Obligor to the Lenders, the LC Issuer and the Agents as provided in the Loan Documents, such waiver and release being made with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

6.3 Expenses. As provided in Section 11.10 and Section 12.5 of the Credit Agreement, but without limiting any terms or provisions thereof, each Obligor agrees to pay on demand, all reasonable costs and expenses incurred by the Agents in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Agents’ legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof.

6.4 Credit Agreement Unaffected. Each reference to the Credit Agreement herein or in any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

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6.5 Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

6.6 Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

6.7 Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

6.8 Submission to Jurisdiction. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK CITY, AND APPELLATE COURTS FROM ANY THEREOF, IN ANY LITIGATION OR OTHER PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF AN AGENT, A LENDER OR THE LC ISSUER OR AN OBLIGOR IN CONNECTION HEREWITH OR THEREWITH; PROVIDED, THAT NOTHING HEREIN SHALL LIMIT THE RIGHT OF AN AGENT, A LENDER OR THE LC ISSUER TO BRING PROCEEDINGS AGAINST AN OBLIGOR IN THE COURTS OF ANY OTHER JURISDICTION.

6.9 Jury Trial Waiver. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH. EACH PARTY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AMENDMENT.

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first written above.

AMITY OIL INTERNATIONAL PTY LTD., as a Borrower

By: /s/ Scott C. Larsen
Name: Scott C. Larsen
Title: Director

DMLP, LTD., as a Borrower

By: /s/ Scott C. Larsen
Name: Scott C. Larsen
Title: Executive Vice President

PETROGAS PETROL GAZ VE PETROKIMYA ÜRÜNLERI İNŞAAT SANAYI VE TICARET A.Ş , as a Borrower

By: /s/ Scott C. Larsen
Name: Scott C. Larsen
Title: Director

TALON EXPLORATION, LTD., as a Borrower

By: /s/ Scott C. Larsen
Name: Scott C. Larsen
Title: Executive Vice President

TRANSATLANTIC EXPLORATION MEDITERRANEAN INTERNATIONAL PTY. LTD., as a Borrower

By: /s/ Scott C. Larsen
Name: Scott C. Larsen
Title: Director

TRANSATLANTIC TURKEY, LTD., as a Borrower

By: /s/ Scott C. Larsen
Name: Scott C. Larsen
Title: Executive Vice President

TRANSATLANTIC PETROLEUM LTD, as a Guarantor

By: /s/ Scott C. Larsen
Name: Scott C. Larsen
Title: Executive Vice President

TRANSATLANTIC PETROLEUM (USA) CORP, as a Guarantor

By: /s/ Scott C. Larsen
Name: Scott C. Larsen
Title: President

TRANSATLANTIC WORLDWIDE, LTD., as a Guarantor

By: /s/ Scott C. Larsen
Name: Scott C. Larsen
Title: Executive Vice President

STANDARD BANK PLC, as Administrative Agent

By: /s/ Ola Busari
Name: Ola Busari
Title:

By: /s/ Mark Heptinstall
Name: Mark Heptinstall
Title:

STANDARD BANK PLC, as Collateral Agent

By: /s/ Robert Anastasio
Name: Robert Anastasio
Title: Attorney-in-Fact

By: /s/ Albert Maartens
Name: Albert Maartens
Title: Attorney-in-Fact

STANDARD BANK PLC, as a Lender

By: /s/ Robert Anastasio
Name: Attorney-in-Fact
Title:

By: /s/ Albert Maartens
Name: Albert Maartens
Title: Attorney-in-Fact

BNP PARIBAS (SUISSE) SA, as a Lender

By:	/s/ Christophe Nerguarian
Name:	Christophe Nerguarian
Title:

By:	/s/ Adrien Bouchet
Name:	Adrien Bouchet
Title: